EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
March 31, 2023

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2022 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; a disruption caused by cyber-attacks or other technology breaches or failures on the Company or the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended
	March 31,
	2023	2022	Change
Underwriting results:
Gross premiums written	$4,780	$3,801	25.8%
Net premiums written	3,424	2,634	30.0%
Net premiums earned	2,883	2,121	35.9%
Underwriting income (loss) (1)	570	458	24.5%

Loss ratio	51.0%	47.2%	3.8
Acquisition expense ratio	18.5%	17.8%	0.7
Other operating expense ratio	11.1%	13.7%	(2.6)
Combined ratio	80.6%	78.7%	1.9

Net investment income	$199	$80	148.8%
Per diluted share	$0.53	$0.21	152.4%

Net income available to Arch common shareholders	$705	$186	279.0%
Per diluted share	$1.87	$0.48	289.6%

After-tax operating income available to Arch common shareholders (1)	$654	$422	55.0%
Per diluted share	$1.73	$1.10	57.3%

Comprehensive income (loss) available to Arch	$1,064	$(389)	n/m

Net cash provided by operating activities	$963	$552	74.5%

Weighted average common shares and common share equivalents outstanding — diluted	377.6	384.2	(1.7)%

Financial measures:
Change in book value per common share during period	8.4%	(4.1)%	12.5

Annualized net income return on average common equity	22.3%	6.0%	16.3
Annualized operating return on average common equity (1)	20.7%	13.6%	7.1

Total return on investments (2)	2.54%	(3.07)%	560 bps

(1)See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)Total return on investments includes investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Revenues
Net premiums earned	$2,883	$2,761	$2,471	$2,326	$2,121
Net investment income	199	181	129	106	80
Net realized gains (losses)	17	80	(184)	(267)	(292)
Other underwriting income	10	1	3	3	6
Equity in net income (loss) of investment funds accounted for using the equity method	48	40	(19)	58	36
Other income (loss)	11	8	(14)	(12)	(9)
Total revenues	3,168	3,071	2,386	2,214	1,942

Expenses
Losses and loss adjustment expenses	(1,471)	(1,241)	(1,683)	(1,103)	(1,001)
Acquisition expenses	(533)	(501)	(448)	(413)	(378)
Other operating expenses	(319)	(286)	(275)	(277)	(290)
Corporate expenses	(30)	(17)	(18)	(28)	(32)
Amortization of intangible assets	(23)	(26)	(26)	(27)	(27)
Interest expense	(32)	(32)	(33)	(33)	(33)
Net foreign exchange gains (losses)	(18)	(81)	91	88	4
Total expenses	(2,426)	(2,184)	(2,392)	(1,793)	(1,757)

Income (loss) before income taxes and income (loss) from operating affiliates	742	887	(6)	421	185
Income tax (expense) benefit	(64)	(61)	15	(22)	(12)
Income (loss) from operating affiliates	39	36	9	5	25
Net income (loss)	717	862	18	404	198
Net (income) loss attributable to noncontrolling interests	(2)	(3)	(1)	—	(2)
Net income (loss) attributable to Arch	715	859	17	404	196
Preferred dividends	(10)	(10)	(10)	(10)	(10)
Net income (loss) available to Arch common shareholders	$705	$849	$7	$394	$186

Comprehensive income (loss) available to Arch	$1,064	$1,105	$(617)	$(204)	$(389)

Net income (loss) per common share and common share equivalent
Basic	$1.92	$2.32	$0.02	$1.07	$0.50
Diluted	$1.87	$2.26	$0.02	$1.04	$0.48

Weighted average common shares and common share equivalents outstanding
Basic	367.3	365.9	365.2	369.2	374.2
Diluted	377.6	375.9	373.7	378.0	384.2

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Assets
Investments:
Fixed maturities available for sale, at fair value	$20,692	$19,683	$18,121	$17,585	$17,649
Short-term investments available for sale, at fair value	1,553	1,332	1,941	2,228	2,333
Equity securities, at fair value	859	860	810	773	1,003
Other investments	1,776	1,644	1,578	1,634	1,686
Investments accounted for using the equity method	3,896	3,774	3,566	3,496	3,325
Total investments	28,776	27,293	26,016	25,716	25,996
Cash	803	855	814	814	813
Accrued investment income	163	159	116	116	83
Investment in operating affiliates	1,015	965	891	968	1,144
Premiums receivable	4,513	3,625	3,579	3,634	3,224
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	6,612	6,564	6,356	5,939	5,941
Contractholder receivables	1,750	1,731	1,736	1,758	1,810
Ceded unearned premiums	2,116	1,799	2,116	2,124	1,952
Deferred acquisition costs	1,355	1,264	1,123	1,070	1,002
Receivable for securities sold	84	12	27	157	117
Goodwill and intangible assets	785	804	807	868	926
Other assets	3,131	2,919	2,756	2,555	2,670
Total assets	$51,103	$47,990	$46,337	$45,719	$45,678

Liabilities
Reserve for losses and loss adjustment expenses	$20,758	$20,032	$19,288	$18,194	$18,109
Unearned premiums	8,218	7,337	7,271	7,145	6,738
Reinsurance balances payable	1,819	1,530	1,669	1,635	1,511
Contractholder payables	1,752	1,734	1,738	1,761	1,814
Collateral held for insured obligations	252	249	255	251	245
Senior notes	2,726	2,725	2,725	2,725	2,725
Payable for securities purchased	262	95	175	292	176
Other liabilities	1,317	1,367	1,411	1,290	1,430
Total liabilities	37,104	35,069	34,532	33,293	32,748

Redeemable noncontrolling interests	11	11	9	8	10

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,260	2,211	2,187	2,170	2,134
Retained earnings	16,597	15,892	15,043	15,036	14,642
Accumulated other comprehensive income (loss), net of deferred income tax	(1,297)	(1,646)	(1,892)	(1,258)	(650)
Common shares held in treasury, at cost	(4,403)	(4,378)	(4,373)	(4,361)	(4,037)
Total shareholders’ equity	13,988	12,910	11,796	12,418	12,920
Total liabilities, noncontrolling interests and shareholders’ equity	$51,103	$47,990	$46,337	$45,719	$45,678

Common shares and common share equivalents outstanding, net of treasury shares	372.2	370.3	369.3	369.3	375.7
Book value per common share (1)	$35.35	$32.62	$29.69	$31.37	$32.18
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,211	2,187	2,170	2,134	2,085
Amortization of share-based compensation	41	8	14	21	45
All other	8	16	3	15	4
Balance at end of period	2,260	2,211	2,187	2,170	2,134

Retained earnings
Balance at beginning of period	15,892	15,043	15,036	14,642	14,456
Net income	717	862	18	404	198
Amounts attributable to noncontrolling interests	(2)	(3)	(1)	—	(2)
Preferred share dividends	(10)	(10)	(10)	(10)	(10)
Balance at end of period	16,597	15,892	15,043	15,036	14,642

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(1,646)	(1,892)	(1,258)	(650)	(65)
Change in unrealized appreciation (decline) in value of available-for-sale investments	344	161	(564)	(540)	(582)
Change in foreign currency translation adjustments	5	85	(70)	(68)	(3)
Balance at end of period	(1,297)	(1,646)	(1,892)	(1,258)	(650)

Common shares held in treasury, at cost
Balance at beginning of period	(4,378)	(4,373)	(4,361)	(4,037)	(3,761)
Shares repurchased for treasury	(25)	(5)	(12)	(324)	(276)
Balance at end of period	(4,403)	(4,378)	(4,373)	(4,361)	(4,037)

Total shareholders’ equity	$13,988	$12,910	$11,796	$12,418	$12,920

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Operating Activities
Net income (loss)	$717	$862	$18	$404	$198
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(17)	(91)	187	266	289
Equity in net (income) or loss of investment funds accounted for using the equity method and other income or loss	(66)	47	63	55	(11)
Amortization of intangible assets	23	26	26	27	27
Share-based compensation	41	8	14	21	45
Changes in:
Reserve for losses and loss adjustment expenses, net	603	336	919	359	276
Unearned premiums, net	541	274	253	359	513
Premiums receivable	(871)	(14)	(10)	(485)	(601)
Deferred acquisition costs	(75)	(132)	(68)	(77)	(97)
Reinsurance balances payable	279	(164)	56	146	(74)
Other items, net	(212)	(170)	(78)	(173)	(13)
Net cash provided by operating activities	963	982	1,380	902	552
Investing Activities
Purchases of fixed maturity investments	(3,901)	(3,325)	(3,359)	(2,978)	(6,728)
Purchases of equity securities	(8)	(10)	(131)	(247)	(409)
Purchases of other investments	(266)	(450)	(350)	(304)	(616)
Proceeds from sales of fixed maturity investments	3,034	1,854	1,911	2,026	6,053
Proceeds from sales of equity securities	75	14	50	390	1,100
Proceeds from sales, redemptions and maturities of other investments	96	145	212	293	570
Proceeds from redemptions and maturities of fixed maturity investments	180	137	134	203	241
Net settlements of derivative instruments	14	37	(62)	(42)	(2)
Net (purchases) sales of short-term investments	(208)	619	288	71	(511)
Purchases of fixed assets	(11)	(13)	(14)	(12)	(11)
Other	(1)	(3)	30	98	0
Net cash provided by (used for) investing activities	(996)	(995)	(1,291)	(502)	(313)
Financing Activities
Purchases of common shares under share repurchase program	—	—	(10)	(321)	(255)
Proceeds from common shares issued, net	(18)	9	1	13	(17)
Other	(2)	(1)	(3)	(131)	49
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)
Net cash provided by (used for) financing activities	(30)	(2)	(22)	(449)	(233)
Effects of exchange rate changes on foreign currency cash and restricted cash	5	30	(37)	(39)	(4)
Increase (decrease) in cash and restricted cash	(58)	15	30	(88)	2
Cash and restricted cash, beginning of period	1,273	1,258	1,228	1,316	1,314
Cash and restricted cash, end of period	$1,215	$1,273	$1,258	$1,228	$1,316
Income taxes paid (received)	$4	$53	$73	$120	$9
Interest paid	$—	$63	$0	$64	$1

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer, the Chief Financial Officer and Treasurer and the President and Chief Underwriting Officer. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:
•    Construction and national accounts: primary and excess casualty coverages for middle market and large construction accounts, a comprehensive range of products for middle market accounts in specialty industries and casualty solutions for large national accounts, including loss sensitive primary insurance programs (large deductible, self-insured retention and retrospectively rated programs).
•    Excess and surplus casualty: primary and excess casualty insurance coverages written on a non-admitted basis.
•    Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes, cyber insurance, and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.
•    Programs: primarily targeting program managers with unique expertise and niche products offering some combination of general liability, commercial automobile, property, inland marine, umbrella and workers’ compensation.
•    Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, cargo, war, specie and liability. Aviation, standalone terrorism and political risks are also offered. Coverage may be provided for operational and construction risk.
•    Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.
•Warranty and lenders solutions: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.
•    Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract, commercial and transactional surety coverages.

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Reinsurance agreements are typically offered on a proportional and/or excess of loss basis and provide coverage to ceding company clients for specific underlying written policies. Product lines include:
•Casualty: provides coverage on third party liability exposures including, among others, executive assurance, professional liability, excess and umbrella liability, excess motor and healthcare business, and workers’ compensation. Business is assumed primarily on a treaty basis, with some facultative coverages also offered.
•Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.
•Other specialty: provides coverage for proportional motor reinsurance, whole account multi-line treaties, cyber, trade credit and surety, accident and health, workers’ compensation catastrophe, agriculture and political risk, among others.
•Property catastrophe: provides protection for most types of catastrophic losses, including hurricane, earthquake, flood, tornado, hail and fire, and for other perils on a case-by-case basis. Excess of loss coverages are triggered when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.
•Property excluding property catastrophe: provides coverage for personal lines and/or commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on either a treaty or facultative basis.
•Other: includes life reinsurance business, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.
Mortgage Segment
The mortgage segment includes the Company’s underwriting units which offer mortgage insurance and reinsurance products on a worldwide basis. Underwriting units include:
•U.S. primary mortgage insurance: offers private mortgage insurance through Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”), both approved eligible mortgage insurers by Fannie Mae and Freddie Mac. Arch MI U.S. also includes Arch Mortgage Guaranty Company, which is not a government sponsored enterprise (“GSE”) approved entity.
•U.S. credit risk transfer (“CRT”) and other: underwrites CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.
•International mortgage insurance/reinsurance: underwrites mortgage insurance and reinsurance outside of the U.S.
Corporate Segment
The corporate segment results include net investment income, net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non-cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	March 31, 2023
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$1,979	$2,460	$343	$4,780
Premiums ceded	(542)	(734)	(82)	(1,356)
Net premiums written	1,437	1,726	261	3,424
Change in unearned premiums	(180)	(396)	35	(541)
Net premiums earned	1,257	1,330	296	2,883
Other underwriting income (loss)	—	4	6	10
Losses and loss adjustment expenses	(703)	(766)	(2)	(1,471)
Acquisition expenses	(245)	(281)	(7)	(533)
Other operating expenses	(195)	(74)	(50)	(319)
Underwriting income (loss)	$114	$213	$243	570

Net investment income				199
Net realized gains (losses)				17
Equity in net income (loss) of investment funds accounted for using the equity method				48
Other income (loss)				11
Corporate expenses (2)				(29)
Transaction costs and other (2)				(1)
Amortization of intangible assets				(23)
Interest expense				(32)
Net foreign exchange gains (losses)				(18)
Income (loss) before income taxes and income (loss) from operating affiliates				742
Income tax (expense) benefit				(64)
Income (loss) from operating affiliates				39
Net income (loss)				717
Amounts attributable to redeemable noncontrolling interests				(2)
Net income (loss) available to Arch				715
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$705

Underwriting Ratios
Loss ratio	55.9%	57.6%	0.6%	51.0%
Acquisition expense ratio	19.5%	21.1%	2.5%	18.5%
Other operating expense ratio	15.5%	5.6%	16.9%	11.1%
Combined ratio	90.9%	84.3%	20.0%	80.6%

Net premiums written to gross premiums written	72.6%	70.2%	76.1%	71.6%

Total investable assets				$29,401
Total assets				51,103
Total liabilities				37,104

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	March 31, 2022
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$1,720	$1,719	$365	$3,801
Premiums ceded	(513)	(580)	(77)	(1,167)
Net premiums written	1,207	1,139	288	2,634
Change in unearned premiums	(180)	(335)	2	(513)
Net premiums earned	1,027	804	290	2,121
Other underwriting income (loss)	—	1	5	6
Losses and loss adjustment expenses	(601)	(454)	54	(1,001)
Acquisition expenses	(196)	(172)	(10)	(378)
Other operating expenses	(167)	(70)	(53)	(290)
Underwriting income (loss)	$63	$109	$286	458

Net investment income				80
Net realized gains (losses)				(292)
Equity in net income (loss) of investment funds accounted for using the equity method				36
Other income (loss)				(9)
Corporate expenses (2)				(32)
Transaction costs and other (2)				0
Amortization of intangible assets				(27)
Interest expense				(33)
Net foreign exchange gains (losses)				4
Income (loss) before income taxes and income (loss) from operating affiliates				185
Income tax (expense) benefit				(12)
Income (loss) from operating affiliates				25
Net income (loss)				198
Amounts attributable to redeemable noncontrolling interests				(2)
Net income (loss) available to Arch				196
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$186

Underwriting Ratios
Loss ratio	58.5%	56.5%	(18.9)%	47.2%
Acquisition expense ratio	19.1%	21.4%	3.6%	17.8%
Other operating expense ratio	16.2%	8.7%	18.4%	13.7%
Combined ratio	93.8%	86.6%	3.1%	78.7%

Net premiums written to gross premiums written	70.2%	66.3%	78.9%	69.3%

Total investable assets				$26,749
Total assets				45,678
Total liabilities				32,748
(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Gross premiums written	$1,979	$1,644	$1,862	$1,705	$1,720
Premiums ceded	(542)	(427)	(493)	(477)	(513)
Net premiums written	1,437	1,217	1,369	1,228	1,207
Change in unearned premiums	(180)	27	(182)	(126)	(180)
Net premiums earned	1,257	1,244	1,187	1,102	1,027
Losses and loss adjustment expenses	(703)	(730)	(823)	(630)	(601)
Acquisition expenses	(245)	(244)	(233)	(214)	(196)
Other operating expenses	(195)	(172)	(165)	(161)	(167)
Underwriting income (loss)	$114	$98	$(34)	$97	$63

Underwriting Ratios
Loss ratio	55.9%	58.7%	69.3%	57.1%	58.5%
Acquisition expense ratio	19.5%	19.6%	19.6%	19.4%	19.1%
Other operating expense ratio	15.5%	13.8%	13.9%	14.6%	16.2%
Combined ratio	90.9%	92.1%	102.8%	91.1%	93.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	1.6%	2.8%	13.4%	1.5%	3.1%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.5)%	(0.3)%	(0.1)%	(0.4)%	(0.1)%
Combined ratio excluding catastrophic activity and prior year development (1)	89.8%	89.6%	89.5%	90.0%	90.8%

Net premiums written to gross premiums written	72.6%	74.0%	73.5%	72.0%	70.2%

(1)See ‘Comments on Regulation G’ for further discussion.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2023		2022		2022		2022		2022
Net premiums written
Professional Lines	$328	22.8%	$393	32.3%	$412	30.1%	$349	28.4%	$348	28.8%
Property, energy, marine and aviation	275	19.1%	190	15.6%	241	17.6%	246	20.0%	201	16.7%
Travel, accident and health	180	12.5%	106	8.7%	107	7.8%	106	8.6%	165	13.7%
Construction and national accounts	173	12.0%	135	11.1%	98	7.2%	101	8.2%	136	11.3%
Programs	141	9.8%	130	10.7%	189	13.8%	163	13.3%	129	10.7%
Excess and surplus casualty	131	9.1%	129	10.6%	111	8.1%	121	9.9%	100	8.3%
Warranty and lenders solutions	89	6.2%	36	3.0%	42	3.1%	36	2.9%	25	2.1%
Other	120	8.4%	98	8.1%	169	12.3%	106	8.6%	103	8.5%
Total	$1,437	100.0%	$1,217	100.0%	$1,369	100.0%	$1,228	100.0%	$1,207	100.0%

Underwriting location
United States	$893	62.1%	$788	64.7%	$916	66.9%	$843	68.6%	$795	65.9%
Europe	480	33.4%	351	28.8%	380	27.8%	316	25.7%	358	29.7%
Other	64	4.5%	78	6.4%	73	5.3%	69	5.6%	54	4.5%
Total	$1,437	100.0%	$1,217	100.0%	$1,369	100.0%	$1,228	100.0%	$1,207	100.0%

Net premiums earned
Professional Lines	$349	27.8%	$368	29.6%	$342	28.8%	$314	28.5%	$290	28.2%
Property, energy, marine and aviation	227	18.1%	215	17.3%	202	17.0%	181	16.4%	174	16.9%
Travel, accident and health	128	10.2%	124	10.0%	133	11.2%	130	11.8%	105	10.2%
Construction and national accounts	126	10.0%	126	10.1%	110	9.3%	99	9.0%	97	9.4%
Programs	144	11.5%	151	12.1%	150	12.6%	149	13.5%	140	13.6%
Excess and surplus casualty	111	8.8%	104	8.4%	100	8.4%	98	8.9%	91	8.9%
Warranty and lenders solutions	50	4.0%	36	2.9%	33	2.8%	28	2.5%	31	3.0%
Other	122	9.7%	120	9.6%	117	9.9%	103	9.3%	99	9.6%
Total	$1,257	100.0%	$1,244	100.0%	$1,187	100.0%	$1,102	100.0%	$1,027	100.0%

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Gross premiums written	$2,460	$1,797	$1,639	$1,793	$1,719
Premiums ceded	(734)	(254)	(560)	(630)	(580)
Net premiums written	1,726	1,543	1,079	1,163	1,139
Change in unearned premiums	(396)	(318)	(77)	(235)	(335)
Net premiums earned	1,330	1,225	1,002	928	804
Other underwriting income (loss)	4	(1)	0	5	1
Losses and loss adjustment expenses	(766)	(648)	(928)	(538)	(454)
Acquisition expenses	(281)	(244)	(208)	(189)	(172)
Other operating expenses	(74)	(69)	(63)	(66)	(70)
Underwriting income (loss)	$213	$263	$(197)	$140	$109

Underwriting Ratios
Loss ratio	57.6%	52.9%	92.6%	57.9%	56.5%
Acquisition expense ratio	21.1%	19.9%	20.8%	20.4%	21.4%
Other operating expense ratio	5.6%	5.6%	6.3%	7.1%	8.7%
Combined ratio	84.3%	78.4%	119.7%	85.4%	86.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	4.4%	0.0%	39.1%	7.1%	6.7%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(3.4)%	(4.5)%	(4.9)%	(4.5)%	(2.8)%
Combined ratio excluding catastrophic activity and prior year development (1)	83.3%	82.9%	85.5%	82.8%	82.7%

Net premiums written to gross premiums written	70.2%	85.9%	65.8%	64.9%	66.3%

(1)See ‘Comments on Regulation G’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2023		2022		2022		2022		2022
Net premiums written
Other Specialty	$619	35.9%	$803	52.0%	$381	35.3%	$435	37.4%	$364	32.0%
Property excluding property catastrophe	446	25.8%	340	22.0%	342	31.7%	299	25.7%	295	25.9%
Casualty	283	16.4%	264	17.1%	230	21.3%	213	18.3%	266	23.4%
Property catastrophe	257	14.9%	55	3.6%	78	7.2%	154	13.2%	129	11.3%
Marine and aviation	99	5.7%	51	3.3%	29	2.7%	35	3.0%	52	4.6%
Other	22	1.3%	30	1.9%	19	1.8%	27	2.3%	33	2.9%
Total	$1,726	100.0%	$1,543	100.0%	$1,079	100.0%	$1,163	100.0%	$1,139	100.0%

Underwriting location
Bermuda	$899	52.1%	$910	59.0%	$521	48.3%	$589	50.6%	$541	47.5%
United States	421	24.4%	377	24.4%	312	28.9%	287	24.7%	271	23.8%
Europe and other	406	23.5%	256	16.6%	246	22.8%	287	24.7%	327	28.7%
Total	$1,726	100.0%	$1,543	100.0%	$1,079	100.0%	$1,163	100.0%	$1,139	100.0%

Net premiums earned
Other Specialty	$511	38.4%	$532	43.4%	$330	32.9%	$284	30.6%	$232	28.9%
Property excluding property catastrophe	354	26.6%	310	25.3%	282	28.1%	266	28.7%	232	28.9%
Casualty	253	19.0%	220	18.0%	222	22.2%	215	23.2%	198	24.6%
Property catastrophe	139	10.5%	77	6.3%	118	11.8%	95	10.2%	77	9.6%
Marine and aviation	51	3.8%	50	4.1%	25	2.5%	42	4.5%	42	5.2%
Other	22	1.7%	36	2.9%	25	2.5%	26	2.8%	23	2.9%
Total	$1,330	100.0%	$1,225	100.0%	$1,002	100.0%	$928	100.0%	$804	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Gross premiums written	$343	$356	$362	$372	$365
Premiums ceded	(82)	(81)	(86)	(78)	(77)
Net premiums written	261	275	276	294	288
Change in unearned premiums	35	17	6	2	2
Net premiums earned	296	292	282	296	290
Other underwriting income (1)	6	2	3	(2)	5
Losses and loss adjustment expenses	(2)	137	68	65	54
Acquisition expenses	(7)	(13)	(7)	(10)	(10)
Other operating expenses	(50)	(45)	(47)	(50)	(53)
Underwriting income	$243	$373	$299	$299	$286

Underwriting Ratios
Loss ratio	0.6%	(46.9)%	(24.1)%	(21.9)%	(18.9)%
Acquisition expense ratio	2.5%	4.4%	2.4%	3.4%	3.6%
Other operating expense ratio	16.9%	15.4%	16.5%	17.0%	18.4%
Combined ratio	20.0%	(27.1)%	(5.2)%	(1.5)%	3.1%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(24.6)%	(72.1)%	(45.1)%	(40.7)%	(36.5)%
Combined ratio excluding prior year development (2)	44.6%	45.0%	39.9%	39.2%	39.6%

Net premiums written to gross premiums written	76.1%	77.2%	76.2%	79.0%	78.9%

Net premiums written by underwriting location
United States	$188	$190	$188	$202	$201
Other	73	85	88	92	87
Total	$261	$275	$276	$294	$288
United States %	72.0%	69.1%	68.1%	68.7%	69.8%
Other %	28.0%	30.9%	31.9%	31.3%	30.2%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)
	March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$294,244	57.3%	$295,651	57.6%	$294,857	58.8%	$291,952	59.8%	$283,484	59.7%
U.S. credit risk transfer (CRT) and other (2)	147,731	28.8%	145,087	28.3%	143,897	28.7%	129,203	26.5%	122,189	25.8%
International mortgage insurance/reinsurance (3)	71,327	13.9%	72,315	14.1%	63,068	12.6%	67,082	13.7%	68,800	14.5%
Total	$513,302	100.0%	$513,053	100.0%	$501,822	100.0%	$488,237	100.0%	$474,473	100.0%
Risk In Force (RIF) (4)
U.S. primary mortgage insurance	$75,770	84.8%	$75,806	84.8%	$75,343	85.1%	$74,258	85.0%	$71,699	84.3%
U.S. credit risk transfer and other (2)	6,286	7.0%	6,245	7.0%	6,473	7.3%	6,037	6.9%	5,670	6.7%
International mortgage insurance/reinsurance (3)	7,333	8.2%	7,369	8.2%	6,727	7.6%	7,103	8.1%	7,709	9.1%
Total	$89,389	100.0%	$89,420	100.0%	$88,543	100.0%	$87,398	100.0%	$85,078	100.0%
Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$46,788	61.8%	$46,812	61.8%	$46,538	61.8%	$45,612	61.4%	$43,509	60.7%
680-739	25,016	33.0%	24,945	32.9%	24,671	32.7%	24,409	32.9%	23,827	33.2%
620-679	3,699	4.9%	3,772	5.0%	3,850	5.1%	3,942	5.3%	4,052	5.7%
<620	267	0.4%	277	0.4%	284	0.4%	295	0.4%	311	0.4%
Total	$75,770	100.0%	$75,806	100.0%	$75,343	100.0%	$74,258	100.0%	$71,699	100.0%
Weighted average FICO score	748		750		748		747		747
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,215	9.5%	$7,289	9.6%	$7,334	9.7%	$7,400	10.0%	$7,421	10.4%
90.01% to 95.00%	44,066	58.2%	43,681	57.6%	43,049	57.1%	41,951	56.5%	39,882	55.6%
85.01% to 90.00%	20,665	27.3%	20,851	27.5%	20,876	27.7%	20,718	27.9%	20,183	28.1%
85.00% and below	3,824	5.0%	3,985	5.3%	4,084	5.4%	4,189	5.6%	4,213	5.9%
Total	$75,770	100.0%	$75,806	100.0%	$75,343	100.0%	$74,258	100.0%	$71,699	100.0%
Weighted average LTV	92.9%		92.8%		92.9%		92.8%		92.8%
Total RIF by State:
California	$6,369	8.4%	$6,341	8.4%	$6,219	8.3%	$6,077	8.2%	$5,781	8.1%
Texas	6,179	8.2%	6,151	8.1%	6,080	8.1%	5,971	8.0%	5,733	8.0%
Florida	3,225	4.3%	3,268	4.3%	3,275	4.3%	3,301	4.4%	3,272	4.6%
North Carolina	3,191	4.2%	3,160	4.2%	3,139	4.2%	3,075	4.1%	2,964	4.1%
Georgia	3,167	4.2%	3,169	4.2%	3,150	4.2%	3,109	4.2%	2,978	4.2%
Illinois	3,054	4.0%	3,081	4.1%	3,087	4.1%	3,054	4.1%	2,955	4.1%
Minnesota	2,994	4.0%	3,003	4.0%	2,996	4.0%	2,980	4.0%	2,913	4.1%
Massachusetts	2,822	3.7%	2,809	3.7%	2,771	3.7%	2,684	3.6%	2,566	3.6%
Virginia	2,634	3.5%	2,656	3.5%	2,647	3.5%	2,634	3.5%	2,504	3.5%
Michigan	2,626	3.5%	2,618	3.5%	2,587	3.4%	2,558	3.4%	2,509	3.5%
Other	39,509	52.1%	39,550	52.2%	39,392	52.3%	38,815	52.3%	37,524	52.3%
Total	$75,770	100.0%	$75,806	100.0%	$75,343	100.0%	$74,258	100.0%	$71,699	100.0%
Weighted average coverage (end of period RIF divided by IIF)	25.8%		25.6%		25.6%		25.4%		25.3%
U.S. mortgage insurance total RIF, net of reinsurance (5)	$57,001		$57,151		$56,890		$56,529		$54,792
Analysts’ persistency (6)	81.7%		79.5%		75.4%		71.3%		66.9%
Risk-to-capital ratio -- Arch MI U.S. (7)	6.9:1		7.2:1		7.6:1		7.8:1		7.8:1
PMIER sufficiency ratio -- Arch MI U.S. (8)	248%		236%		237%		219%		205%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance.	(5) Total RIF for the U.S. mortgage insurance operations (see note 4) after external reinsurance.
(2) Includes all CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.	(6) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) International mortgage insurance and reinsurance with risk primarily located in Australia and to lesser extent Europe and Asia.	(7) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for March 31, 2023).
(4) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions	(8) Calculated as available assets divided by required assets as defined within PMIERs (estimate for March 31, 2023). There was approximately $2.3 billion of excess available assets at March 31, 2023.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022
Total new insurance written (NIW) (1)	$10,394		$11,413		$17,425		$23,499		$20,015

Total NIW by credit quality (FICO score):
>=740	$6,672	64.2%	$7,155	62.7%	$11,615	66.7%	$16,121	68.6%	$13,152	65.7%
680-739	3,490	33.6%	3,992	35.0%	5,322	30.5%	6,800	28.9%	6,254	31.2%
620-679	229	2.2%	265	2.3%	485	2.8%	576	2.5%	606	3.0%
<620	3	0.0%	1	0.0%	3	0.0%	2	0.0%	3	0.0%
Total	$10,394	100.0%	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%

Total NIW by LTV:
95.01% and above	$519	5.0%	$555	4.9%	$973	5.6%	$1,195	5.1%	$1,096	5.5%
90.01% to 95.00%	6,043	58.1%	6,725	58.9%	9,916	56.9%	13,290	56.6%	10,778	53.8%
85.01% to 90.00%	2,772	26.7%	3,040	26.6%	4,839	27.8%	6,591	28.0%	5,733	28.6%
85.00% and below	1,060	10.2%	1,093	9.6%	1,697	9.7%	2,423	10.3%	2,408	12.0%
Total	$10,394	100.0%	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%

Total NIW monthly vs. single:
Monthly	$10,106	97.2%	$11,090	97.2%	$16,911	97.1%	$22,872	97.3%	$19,201	95.9%
Single	288	2.8%	323	2.8%	514	2.9%	627	2.7%	814	4.1%
Total	$10,394	100.0%	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%

Total NIW purchase vs. refinance:
Purchase	$10,201	98.1%	$11,202	98.2%	$17,159	98.5%	$23,059	98.1%	$19,157	95.7%
Refinance	193	1.9%	211	1.8%	266	1.5%	440	1.9%	858	4.3%
Total	$10,394	100.0%	$11,413	100.0%	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%

Ending number of policies in force (PIF) (2)	1,147,081		1,160,219		1,168,735		1,168,147		1,159,020

Rollforward of insured loans in default:
Beginning delinquent number of loans	20,567		20,214		20,692		24,270		27,645
Plus: new notices	9,476		10,068		9,515		7,978		8,835
Less: cures	(10,853)		(9,564)		(9,832)		(11,363)		(12,030)
Less: paid claims	(215)		(151)		(161)		(193)		(180)
Ending delinquent number of loans (2)	18,975		20,567		20,214		20,692		24,270

Ending percentage of loans in default (2)	1.65%		1.77%		1.73%		1.77%		2.09%

Losses:
Number of claims paid	215		151		161		193		180
Total paid claims (in thousands)	$7,185		$4,547		$5,223		$5,626		$6,016
Average per claim (in thousands)	$33.4		$30.1		$32.4		$29.2		$33.4
Severity (3)	81.8%		69.5%		72.3%		72.3%		78.1%

Average case reserve per default (in thousands)	$23.0		$21.1		$27.7		$30.3		$28.4
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	March 31, 2023						December 31, 2022
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2013 and prior	33.4%	$12,179	4.1%	$3,070	4.1%	6.66%	36.1%	$12,931	4.4%	$3,222	4.3%	7.07%
2014	1.8%	3,418	1.2%	934	1.2%	2.36%	1.9%	3,696	1.3%	1,012	1.3%	2.61%
2015	2.3%	5,752	2.0%	1,546	2.0%	1.88%	2.4%	6,236	2.1%	1,680	2.2%	2.08%
2016	5.9%	9,272	3.2%	2,496	3.3%	2.44%	5.8%	10,225	3.5%	2,744	3.6%	2.66%
2017	8.8%	9,045	3.1%	2,401	3.2%	3.02%	9.1%	9,508	3.2%	2,521	3.3%	3.06%
2018	11.2%	9,841	3.3%	2,525	3.3%	3.70%	11.6%	10,260	3.5%	2,625	3.5%	4.11%
2019	10.2%	18,254	6.2%	4,647	6.1%	2.21%	10.2%	19,096	6.5%	4,840	6.4%	2.36%
2020	11.4%	61,353	20.9%	15,575	20.6%	0.94%	11.3%	65,141	22.0%	16,414	21.7%	1.20%
2021	11.9%	87,086	29.6%	22,183	29.3%	0.84%	9.9%	89,621	30.3%	22,740	30.0%	0.95%
2022	3.2%	67,714	23.0%	17,697	23.4%	0.43%	1.7%	68,937	23.3%	18,008	23.8%	0.20%
2023	0.0%	10,330	3.5%	2,696	3.6%	0.02%
Total	100.0%	$294,244	100.0%	$75,770	100.0%	1.65%	100.0%	$295,651	100.0%	$75,806	100.0%	1.77%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $417.6 million at March 31, 2023, compared to $415.2 million at December 31, 2022.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Gross premiums written	$4,780	$3,795	$3,861	$3,870	$3,801
Premiums ceded	(1,356)	(760)	(1,137)	(1,185)	(1,167)
Net premiums written	3,424	3,035	2,724	2,685	2,634
Change in unearned premiums	(541)	(274)	(253)	(359)	(513)
Net premiums earned	2,883	2,761	2,471	2,326	2,121
Other underwriting income (loss)	10	1	3	3	6
Losses and loss adjustment expenses	(1,471)	(1,241)	(1,683)	(1,103)	(1,001)
Acquisition expenses	(533)	(501)	(448)	(413)	(378)
Other operating expenses	(319)	(286)	(275)	(277)	(290)
Underwriting income (loss)	$570	$734	$68	$536	$458

Underwriting Ratios
Loss ratio	51.0%	45.0%	68.1%	47.4%	47.2%
Acquisition expense ratio	18.5%	18.1%	18.1%	17.8%	17.8%
Other operating expense ratio	11.1%	10.4%	11.1%	11.9%	13.7%
Combined ratio	80.6%	73.5%	97.3%	77.1%	78.7%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	2.7%	1.3%	22.3%	3.5%	4.0%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(4.3)%	(9.8)%	(7.2)%	(7.2)%	(6.1)%
Combined ratio excluding catastrophic activity and prior year development (1)	82.2%	82.0%	82.2%	80.8%	80.8%

Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$867	$904	$765	$745	$727
Change in unpaid losses and loss adjustment expenses	604	337	918	358	274
Total losses and loss adjustment expenses	$1,471	$1,241	$1,683	$1,103	$1,001

Net premiums written to gross premiums written	71.6%	80.0%	70.6%	69.4%	69.3%

(1)See ‘Comments on Regulation G’ for further discussion.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(7)	$(4)	$(1)	$(5)	$(1)
Reinsurance	(46)	(55)	(49)	(41)	(22)
Mortgage	(73)	(211)	(127)	(120)	(106)
Total	$(126)	$(270)	$(177)	$(166)	$(129)
Impact on losses and loss adjustment expenses:
Insurance	$(12)	$(6)	$(5)	$(7)	$(7)
Reinsurance	(53)	(63)	(49)	(46)	(32)
Mortgage	(71)	(208)	(126)	(118)	(102)
Total	$(136)	$(277)	$(180)	$(171)	$(141)
Impact on acquisition expenses:
Insurance	$5	$2	$4	$2	$6
Reinsurance	7	8	0	5	10
Mortgage	(2)	(3)	(1)	(2)	(4)
Total	$10	$7	$3	$5	$12
Impact on combined ratio:
Insurance	(0.5)%	(0.3)%	(0.1)%	(0.4)%	(0.1)%
Reinsurance	(3.4)%	(4.5)%	(4.9)%	(4.5)%	(2.8)%
Mortgage	(24.6)%	(72.1)%	(45.1)%	(40.7)%	(36.5)%
Total	(4.3)%	(9.8)%	(7.2)%	(7.2)%	(6.1)%
Impact on loss ratio:
Insurance	(0.9)%	(0.5)%	(0.5)%	(0.6)%	(0.7)%
Reinsurance	(4.0)%	(5.2)%	(4.9)%	(5.0)%	(4.0)%
Mortgage	(23.9)%	(71.1)%	(44.7)%	(39.9)%	(35.3)%
Total	(4.7)%	(10.0)%	(7.3)%	(7.4)%	(6.7)%
Impact on acquisition expense ratio:
Insurance	0.4%	0.2%	0.4%	0.2%	0.6%
Reinsurance	0.6%	0.7%	0.0%	0.5%	1.2%
Mortgage	(0.7)%	(1.0)%	(0.4)%	(0.8)%	(1.2)%
Total	0.4%	0.2%	0.1%	0.2%	0.6%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$20	$34	$159	$16	$32
Reinsurance	59	0	392	66	54
Total	$79	$34	$551	$82	$86
Impact on combined ratio:
Insurance	1.6%	2.8%	13.4%	1.5%	3.1%
Reinsurance	4.4%	0.0%	39.1%	7.1%	6.7%
Total	2.7%	1.3%	22.3%	3.5%	4.0%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	2023		2022		2022		2022		2022
Investable assets:
Fixed maturities available for sale, at fair value	$20,692	70.4%	$19,683	70.1%	$18,121	67.9%	$17,585	66.6%	$17,649	66.0%
Fixed maturities—fair value option (1)	631	2.1%	554	2.0%	530	2.0%	525	2.0%	426	1.6%
Total fixed maturities	21,323	72.5%	20,237	72.1%	18,651	69.9%	18,110	68.6%	18,075	67.6%

Equity securities, at fair value	859	2.9%	860	3.1%	810	3.0%	773	2.9%	1,003	3.7%
Equity securities—fair value option (1)	7	0.0%	14	0.0%	14	0.1%	14	0.1%	21	0.1%
Total equity securities	866	2.9%	874	3.1%	824	3.1%	787	3.0%	1,024	3.8%

Other investments—fair value option (1)	1,121	3.8%	1,043	3.7%	1,006	3.8%	1,055	4.0%	1,227	4.6%

Investments accounted for using the equity method (2)	3,896	13.3%	3,774	13.4%	3,566	13.4%	3,496	13.2%	3,325	12.4%

Short-term investments available for sale, at fair value	1,553	5.3%	1,332	4.7%	1,941	7.3%	2,228	8.4%	2,333	8.7%
Short-term investments—fair value option (1)	17	0.1%	33	0.1%	28	0.1%	40	0.2%	12	0.0%
Total short-term investments	1,570	5.3%	1,365	4.9%	1,969	7.4%	2,268	8.6%	2,345	8.8%

Cash	803	2.7%	855	3.0%	814	3.1%	814	3.1%	813	3.0%

Securities transactions entered into but not settled at the balance sheet date	(178)	(0.6)%	(83)	(0.3)%	(148)	(0.6)%	(135)	(0.5)%	(60)	(0.2)%
Total investable assets held by the Company	$29,401	100.0%	$28,065	100.0%	$26,682	100.0%	$26,395	100.0%	$26,749	100.0%

Average effective duration (in years)	2.89		2.89		2.84		2.94		2.93
Average S&P/Moody’s credit ratings (3)	AA-/Aa3		AA-/Aa3		AA/Aa2		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Composition of net investment income:
Fixed maturities	$188	$158	$124	$105	$82
Equity securities (dividends)	4	6	4	6	6
Short-term investments	14	13	9	4	3
Other (1)	13	18	9	8	12
Gross investment income	219	195	146	123	103
Investment expenses	(20)	(14)	(17)	(17)	(23)
Net investment income	$199	$181	$129	$106	$80
Per share	$0.53	$0.48	$0.34	$0.28	$0.21

Equity in net income (loss) of investment funds accounted for using the equity method	48	40	(19)	58	36
Per share	$0.13	$0.11	$(0.05)	$0.15	$0.09

Investment income yield, at amortized cost (2):
Pre-tax	3.03%	2.80%	2.06%	1.76%	1.34%
After-tax	2.58%	2.41%	1.77%	1.49%	1.13%

Total return on investments (3)	2.54%	2.60%	(3.01)%	(3.02)%	(3.07)%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At March 31, 2023
Corporates	$10,022	$84	$(636)	$(552)	$(45)	$10,619	94.4%	47.0%
U.S. government and government agencies	4,572	14	(234)	(220)	—	4,792	95.4%	21.4%
Municipal bonds	314	2	(24)	(22)	—	336	93.5%	1.5%
Non-U.S. government securities	2,194	13	(178)	(165)	(3)	2,362	92.9%	10.3%
Asset-backed securities	2,363	3	(97)	(94)	(6)	2,463	95.9%	11.1%
Commercial mortgage-backed securities	1,035	1	(54)	(53)	(2)	1,090	95.0%	4.9%
Residential mortgage-backed securities	823	6	(74)	(68)	—	891	92.4%	3.9%
Total	$21,323	$123	$(1,297)	$(1,174)	$(56)	$22,553	94.5%	100.0%

At December 31, 2022
Corporates	$8,563	$55	$(781)	$(726)	$(30)	$9,319	91.9%	42.3%
U.S. government and government agencies	5,167	15	(343)	(328)	—	5,495	94.0%	25.5%
Municipal bonds	419	3	(33)	(30)	—	449	93.3%	2.1%
Non-U.S. government securities	2,317	9	(238)	(229)	(2)	2,548	90.9%	11.4%
Asset-backed securities	1,929	1	(107)	(106)	(6)	2,041	94.5%	9.5%
Commercial mortgage-backed securities	1,047	1	(58)	(57)	(3)	1,107	94.6%	5.2%
Residential mortgage-backed securities	795	5	(87)	(82)	—	877	90.6%	3.9%
Total	$20,237	$89	$(1,647)	$(1,558)	$(41)	$21,836	92.7%	100.0%

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	2023		2022		2022		2022		2022
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$5,274	24.7%	$5,831	28.8%	$5,746	30.8%	$4,892	27.0%	$4,981	27.6%
AAA	3,826	17.9%	3,617	17.9%	3,345	17.9%	3,353	18.5%	3,172	17.5%
AA	2,136	10.0%	2,214	10.9%	2,031	10.9%	2,064	11.4%	2,222	12.3%
A	4,540	21.3%	3,993	19.7%	3,383	18.1%	3,464	19.1%	3,228	17.9%
BBB	3,875	18.2%	3,324	16.4%	3,001	16.1%	3,115	17.2%	3,181	17.6%
BB	711	3.3%	560	2.8%	532	2.9%	552	3.0%	565	3.1%
B	384	1.8%	377	1.9%	358	1.9%	367	2.0%	364	2.0%
Lower than B	18	0.1%	12	0.1%	12	0.1%	5	0.0%	7	0.0%
Not rated	559	2.6%	309	1.5%	243	1.3%	298	1.6%	355	2.0%
Total fixed maturities, at fair value	$21,323	100.0%	$20,237	100.0%	$18,651	100.0%	$18,110	100.0%	$18,075	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$505	2.4%	$534	2.6%	$602	3.2%	$435	2.4%	$324	1.8%
Due after one year through five years	11,739	55.1%	11,292	55.8%	10,284	55.1%	9,661	53.3%	9,756	54.0%
Due after five years through ten years	4,616	21.6%	4,156	20.5%	4,032	21.6%	4,261	23.5%	4,297	23.8%
Due after 10 years	242	1.1%	484	2.4%	312	1.7%	422	2.3%	535	3.0%
	17,102	80.2%	16,466	81.4%	15,230	81.7%	14,779	81.6%	14,912	82.5%
Residential mortgage-backed securities	823	3.9%	795	3.9%	763	4.1%	698	3.9%	416	2.3%
Commercial mortgage-backed securities	1,035	4.9%	1,047	5.2%	1,064	5.7%	1,023	5.6%	1,066	5.9%
Asset-backed securities	2,363	11.1%	1,929	9.5%	1,594	8.5%	1,610	8.9%	1,681	9.3%
Total fixed maturities, at fair value	$21,323	100.0%	$20,237	100.0%	$18,651	100.0%	$18,110	100.0%	$18,075	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	March 31,		December 31,		September 30,		June 30,		March 31,
	2023		2022		2022		2022		2022
Sector:
Industrials	$4,672	46.6%	$3,463	40.4%	$2,926	38.4%	$2,928	37.5%	$2,991	39.1%
Financials	4,329	43.2%	4,246	49.6%	4,093	53.7%	4,191	53.7%	4,054	53.0%
Utilities	798	8.0%	546	6.4%	483	6.3%	559	7.2%	461	6.0%
Covered bonds	4	0.0%	4	0.0%	4	0.1%	2	0.0%	2	0.0%
All other (1)	219	2.2%	304	3.6%	113	1.5%	131	1.7%	146	1.9%
Total	$10,022	100.0%	$8,563	100.0%	$7,619	100.0%	$7,811	100.0%	$7,654	100.0%

Credit quality distribution (2):
AAA	$176	1.8%	$178	2.1%	$163	2.1%	$160	2.0%	$144	1.9%
AA	869	8.7%	767	9.0%	824	10.8%	784	10.0%	836	10.9%
A	3,994	39.9%	3,266	38.1%	2,741	36.0%	2,797	35.8%	2,549	33.3%
BBB	3,628	36.2%	3,096	36.2%	2,834	37.2%	2,932	37.5%	2,969	38.8%
BB	658	6.6%	541	6.3%	517	6.8%	523	6.7%	551	7.2%
B	383	3.8%	371	4.3%	351	4.6%	353	4.5%	361	4.7%
Lower than B	18	0.2%	12	0.1%	11	0.1%	4	0.1%	6	0.1%
Not rated	296	3.0%	332	3.9%	178	2.3%	258	3.3%	238	3.1%
Total	$10,022	100.0%	$8,563	100.0%	$7,619	100.0%	$7,811	100.0%	$7,654	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2023:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Bank of America Corporation	$427	4.3%	1.5%	A-/A2
JPMorgan Chase & Co.	313	3.1%	1.1%	A-/A1
Morgan Stanley	290	2.9%	1.0%	A-/A1
Citigroup Inc.	269	2.7%	0.9%	BBB+/A3
The Goldman Sachs Group, Inc.	248	2.5%	0.8%	BBB+/A2
Wells Fargo & Company	182	1.8%	0.6%	BBB+/A1
Blue Owl Capital Inc.	166	1.7%	0.6%	BBB-/Baa3
HSBC Holdings plc	163	1.6%	0.6%	A-/A2
Blackstone Inc.	146	1.5%	0.5%	BBB-/Baa3
Deere & Company	132	1.3%	0.4%	A/A2
Total	$2,336	23.3%	7.9%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At March 31, 2023
Residential mortgage-backed securities	$686	$108	$28	$—	$—	$1	$823
Commercial mortgage-backed securities	17	685	156	23	78	76	1,035
Asset-backed securities	—	1,332	203	443	149	236	2,363
Total	$703	$2,125	$387	$466	$227	$313	$4,221

At December 31, 2022
Residential mortgage-backed securities	$645	$106	$28	$—	$—	$16	$795
Commercial mortgage-backed securities	18	682	152	32	82	81	1,047
Asset-backed securities	—	1,135	184	350	119	141	1,929
Total	$663	$1,923	$364	$382	$201	$238	$3,771

26

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.
Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 10.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Net income available to Arch common shareholders	$705	$849	$7	$394	$186
Net realized (gains) losses	(17)	(80)	184	267	292
Equity in net (income) loss of investment funds accounted for using the equity method	(48)	(40)	19	(58)	(36)
Net foreign exchange (gains) losses	18	81	(91)	(88)	(4)
Transaction costs and other	(1)	—	—	—	—
Income tax expense (benefit) (1)	(3)	(4)	(13)	(9)	(16)
After-tax operating income available to Arch common shareholders	$654	$806	$106	$506	$422

Diluted per common share results:
Net income available to Arch common shareholders	$1.87	$2.26	$0.02	$1.04	$0.48
Net realized (gains) losses	(0.05)	(0.22)	0.48	0.70	0.76
Equity in net (income) loss of investment funds accounted for using the equity method	(0.13)	(0.11)	0.05	(0.15)	(0.09)
Net foreign exchange (gains) losses	0.05	0.22	(0.24)	(0.23)	(0.01)
Transaction costs and other	0.00	0.00	0.00	0.00	0.00
Income tax expense (benefit) (1)	(0.01)	(0.01)	(0.03)	(0.02)	(0.04)
After-tax operating income available to Arch common shareholders	$1.73	$2.14	$0.28	$1.34	$1.10

Weighted average common shares and common share equivalents outstanding - diluted	377.6	375.9	373.7	378.0	384.2

Beginning common shareholders’ equity	$12,080	$10,966	$11,588	$12,090	$12,716
Ending common shareholders’ equity	13,158	12,080	10,966	11,588	12,090
Average common shareholders’ equity	$12,619	$11,523	$11,277	$11,839	$12,403

Annualized net income return on average common equity	22.3%	29.5%	0.2%	13.3%	6.0%
Annualized operating return on average common equity	20.7%	28.0%	3.8%	17.1%	13.6%

(1)Income tax expense on net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$742	$887	$(6)	$421	$185
Net realized (gains) losses	(17)	(80)	184	267	292
Equity in net (income) loss of investment funds accounted for using the equity method	(48)	(40)	19	(58)	(36)
Net foreign exchange (gains) losses	18	81	(91)	(88)	(4)
Transaction costs and other	(3)	(2)	(1)	0	(1)
Income (loss) from operating affiliates	39	36	9	5	25
Pre-tax operating income available to Arch (b)	731	882	114	547	461
Income tax (expense) benefit (a)	(67)	(66)	2	(31)	(29)
After-tax operating income available to Arch	664	816	116	516	432
Preferred dividends	(10)	(10)	(10)	(10)	(10)
After-tax operating income available to Arch common shareholders	$654	$806	$106	$506	$422

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	9.2%	7.5%	(1.6)%	5.7%	6.3%

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2023	2022	2022	2022	2022
Debt:
Arch senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$300	$300	$300	$300	$300
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (1)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (2)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (2)	450	450	450	450	450
Arch senior notes, due June 30, 2050 ($1,000,000 principal, 3.635%)	1,000	1,000	1,000	1,000	1,000
Deferred debt costs on senior notes	(24)	(25)	(25)	(25)	(25)
Revolving credit agreement borrowings, due December 17, 2024	—	—	—	—	—
Total debt	$2,726	$2,725	$2,725	$2,725	$2,725

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity (a)	13,158	12,080	10,966	11,588	12,090
Total shareholders’ equity available to Arch	$13,988	$12,910	$11,796	$12,418	$12,920

Total capital available to Arch	$16,714	$15,635	$14,521	$15,143	$15,645

Common shares outstanding, net of treasury shares (b)	372.2	370.3	369.3	369.3	375.7

Book value per common share (3) (a)/(b)	$35.35	$32.62	$29.69	$31.37	$32.18

Leverage ratios:
Senior notes/total capital available to Arch	16.3%	17.4%	18.8%	18.0%	17.4%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	16.3%	17.4%	18.8%	18.0%	17.4%
Preferred/total capital available to Arch	5.0%	5.3%	5.7%	5.5%	5.3%
Debt and preferred/total capital available to Arch	21.3%	22.7%	24.5%	23.5%	22.7%

(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(3)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2023	2022	2022	2022	2022	2023
Effect of share repurchases:
Aggregate cost of shares repurchased	$—	$—	$10	$321	$255	$5,872
Shares repurchased	—	—	0.2	7.1	5.6	433.6
Average price per share repurchased	$—	$—	$42.96	$45.23	$45.82	$13.54

Remaining share repurchase authorization (1)						$1,000
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2024.

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